UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 10, 2019 (June 4, 2019)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
                          650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019, Laureate Education, Inc. (the “Company”) announced that, after 17 successful years of helping to build the Company into a global leader in higher education, Ricardo Berckemeyer, President and Chief Operating Officer, has decided to leave the Company to pursue other interests. Mr. Berckemeyer is working closely with the Company to ensure a smooth transition of his responsibilities to other members of management and will continue to do so through July 15, 2019, or such earlier date as determined by the Company.

On June 10, 2019, the Company also announced that, following a strategic review of its organizational structure after learning of Mr. Berckemeyer’s decision to leave the Company, it has decided to eliminate the position of Chief Operating Officer and assign the responsibilities of this position to other executives of the Company.

On June 10, 2019, the Company announced that Jose Roberto Loureiro, Chief Executive Officer, Brazil, has decided to retire following nine years of outstanding service to the Company. Mr. Loureiro will remain employed and provide transition services through June 28, 2019, or such earlier date as determined by the Company.

At the time of this report, the Company has not yet entered into any compensation arrangements with Mr. Berckemeyer or Mr. Loureiro in connection with the announcements described above.

On June 10, 2019, the Company issued a press release announcing Mr. Berckemeyer’s departure from the Company and the retirement of Mr. Loureiro as Chief Executive Officer, Brazil. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit No.	Description
99.1	Press release issued by Laureate Education, Inc. on June 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Victoria Silbey
Name:	Victoria Silbey
Title:	Senior Vice President, Secretary and Chief Legal Officer

Date: June 10, 2019

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